As filed with the Securities and Exchange Commission on September 21, 2012

Registration No. 333-172695

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	51-0337383
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, PA 15317-6506

(724) 485-4000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

See Table of Additional Registrants Below

P. Jerome Richey

Executive Vice President Corporate Affairs and Chief Legal Officer

CONSOL Energy Inc.

CNX Center

1000 CONSOL Energy Drive

Canonsburg, PA 15317-6506

(724) 485-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Lewis U. Davis, Jr.

Buchanan Ingersoll & Rooney PC

One Oxford Centre, 20th Floor

301 Grant Street

Pittsburgh, PA 15219

(412) 562-8800

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

TABLE OF ADDITIONAL REGISTRANTS

Additional Registrant	Jurisdiction of Organization	I.R.S Employer Identification #
AMVEST Coal & Rail, L.L.C.	Virginia	54-0696869
AMVEST Coal Sales, Inc.	Virginia	54-1135822
AMVEST Corporation	Virginia	54-0696869
AMVEST Gas Resources, Inc.	Virginia	20-1072935
AMVEST Mineral Services, Inc.	Virginia	54-1560754
AMVEST Minerals Company, L.L.C.	Virginia	54-0696869
AMVEST Oil & Gas, Inc.	Virginia	54-1162979
AMVEST West Virginia Coal, L.L.C.	West Virginia	54-1860378
Braxton-Clay Land & Mineral, Inc.	West Virginia	43-1948819
Cardinal States Gathering Company	Virginia	73-1394037
Central Ohio Coal Company	Ohio	31-4356096
CNX Gas Company LLC	Virginia	31-1782401
CNX Gas Corporation	Delaware	20-3170639
CNX Land Resources Inc.	Delaware	25-1871851
CNX Marine Terminals Inc.	Delaware	25-1385259
Coalfield Pipeline Company	Tennessee	03-0455546
Conrhein Coal Company	Pennsylvania	25-1406541
CONSOL Energy Holdings LLC VI	Delaware	27-2130445
CONSOL Energy Sales Company	Delaware	25-1670342
CONSOL Financial Inc.	Delaware	51-0395375
CONSOL of Canada Inc.	Delaware	98-0013773
CONSOL of Central Pennsylvania LLC	Pennsylvania	20-5105698
CONSOL of Kentucky Inc.	Delaware	94-2524120
CONSOL of Ohio LLC	Ohio	20-8338255
CNX Water Assets LLC (formerly known as CONSOL of WV LLC)	West Virginia	20-2471235
Consol Pennsylvania Coal Company LLC	Delaware	20-8732852

Additional Registrant	Jurisdiction of Organization	I.R.S Employer Identification #
Consolidation Coal Company	Delaware	13-2566594
Eighty-Four Mining Company	Pennsylvania	25-1695903
Fola Coal Company, L.L.C.	West Virginia	54-1860378
Glamorgan Coal Company, L.L.C.	Virginia	54-0696869
Helvetia Coal Company	Pennsylvania	25-1180531
Island Creek Coal Company	Delaware	55-0479426
Keystone Coal Mining Corporation	Pennsylvania	25-1323822
Knox Energy LLC	Tennessee	62-1866097
Laurel Run Mining Company	Virginia	54-0892422
Leatherwood, Inc.	Pennsylvania	25-1604505
Little Eagle Coal Company, L.L.C.	West Virginia	22-3864739
McElroy Coal Company	Delaware	25-1553551
MOB Corporation	Pennsylvania	25-1211093
Mon River Towing, Inc.	Pennsylvania	25-1087222
MTB Inc.	Delaware	25-1674211
Nicholas-Clay Land & Mineral, Inc.	Virginia	55-0719265
Peters Creek Mineral Services, Inc.	Virginia	54-1536678
Reserve Coal Properties Company	Delaware	25-1582519
Rochester & Pittsburgh Coal Company	Pennsylvania	25-0761480
Southern Ohio Coal Company	West Virginia	55-0403282

Additional Registrant	Jurisdiction of Organization	I.R.S Employer Identification #
TEAGLE Company, L.L.C.	Virginia	54-0696869
TECPART Corporation	Delaware	13-3038238
Terra Firma Company	West Virginia	20-0869908
Terry Eagle Coal Company, L.L.C.	West Virginia	54-1860378
Terry Eagle Limited Partnership	West Virginia	31-0995566
Twin Rivers Towing Company	Delaware	25-1181155
Vaughan Railroad Company	West Virginia	55-0725216
Windsor Coal Company	West Virginia	13-5488703
Wolfpen Knob Development Company	Virginia	25-1391218

Each additional registrant is a direct or indirect subsidiary of CONSOL Energy Inc. The address and telephone number of each additional registrant’s principal office is c/o CONSOL Energy Inc., 1000 CONSOL Energy Drive, Canonsburg, PA 15317, telephone (724) 485-4000. The name, address and telephone number of the agent for service for each additional registrant is P. Jerome Richey, Executive Vice President — Corporate Affairs and Chief Legal Officer, CONSOL Energy Inc., 1000 CONSOL Energy Drive, Canonsburg, PA 15317, telephone (724) 485-4000.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration Number 333-172695) (the “Registration Statement”) is being filed for the purpose of removing CONSOL of Wyoming LLC, a Delaware limited liability company, as an Additional Registrant under the Registration Statement.

On June 29, 2012, CONSOL Energy Inc. (“CONSOL”) completed the sale of its membership interests in Atlantic NPRB Holdings, LLC, a Delaware limited liability company and the owner of 100% of the membership interests in CONSOL of Wyoming LLC, to Arrowhead I LLC (“Buyer”), pursuant to a purchase and sale agreement dated as of June 29, 2012, among Chevron U.S.A. Inc., CONSOL, Consolidation Coal Company, Reserve Coal Properties and Buyer. As a result of the sale, CONSOL of Wyoming LLC is no longer a direct or indirect subsidiary of CONSOL and will not issue any guarantees of debt securities in connection with any offering of CONSOL’s securities pursuant to the Registration Statement.

No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL ENERGY INC.

By:	*
J. Brett Harvey
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* J. Brett Harvey	Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Chief Financial Officer and Executive Vice President (Principal Financial and Accounting Officer)

* Philip W. Baxter	Lead Independent Director

* Patricia A. Hammick	Director

* James E. Altmeyer, Sr.	Director

* William E. Davis	Director

* William P. Powell	Director

* Joseph T. Williams	Director

* Raj K. Gupta	Director

* David C. Hardesty	Director

* John T. Mills	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Coal & Rail, L.L.C.

By:	*
Bart J. Hyita
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Manager (Principal Financial and Accounting Officer)

/s/ James A. Brock James A. Brock	Manager

* P. Jerome Richey	Manager

* Robert F. Pusateri	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Coal Sales, Inc.

By:	*
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

/s/ Bart J. Hyita Bart J. Hyita	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Corporation

By:	*
Bart J. Hyita
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Director (Principal Executive Officer)

/s/ David M. Khani David M. Khani	Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ William J. Lyons William J. Lyons	Director

* Nicholas J. DeIuliis	Director

* P. Jerome Richey	Director

* J. Brett Harvey	Director

/s/ Robert F. Pusateri Robert F. Pusateri	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Gas Resources, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Mineral Services, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ James C. Grech James C. Grech	Director

* Bart J. Hyita	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Minerals Company, L.L.C.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Manager (Principal Executive Officer)

/s/ David M. Khani David M. Khani	Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ William J. Lyons William J. Lyons	Manager

* Bart J. Hyita	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST Oil & Gas, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

AMVEST West Virginia Coal, L.L.C.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ James A. Brock James A. Brock	Manager

* Bart J. Hyita	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Braxton-Clay Land & Mineral, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ James C. Grech James C. Grech	Director

* Bart J. Hyita	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Cardinal States Gathering Company

By:	*
Nicholas J. DeIuliis
President, Chief Executive Officer and Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company

By:	*
J. Brett Harvey
Chief Executive Officer and Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Nicholas J. DeIuliis	President, Chief Executive Officer and Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* J. Brett Harvey	Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company

* Stephen W. Johnson	Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company

/s/ William J. Lyons William J. Lyons	Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company

/s/ P. Jerome Richey P. Jerome Richey	Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company

* Randall M. Albert	Manager of CNX Gas Company LLC, Partner of Cardinal States Gathering Company

* J. Brett Harvey	Chief Executive Officer and Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company

* P. Jerome Richey	Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company

* Nicholas J. DeIuliis	Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company

* J. Michael Onifer	Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company

* Randall M. Albert	Director of CNX Gas Corporation, Partner of Cardinal States Gathering Company

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Central Ohio Coal Company

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Nicholas J. DeIuliis	Director

* Stephen W. Johnson	Director

* J. Brett Harvey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CNX Gas Company LLC

By:	*
Nicholas J. DeIuliis
President, Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Nicholas J. DeIuliis	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ David M. Khani David M. Khani	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

* J. Brett Harvey	Manager

* Randall M. Albert	Manager

* Stephen W. Johnson	Manager

/s/ William J. Lyons William J. Lyons	Manager

/s/ P. Jerome Richey P. Jerome Richey	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CNX Gas Corporation

By:	*
J. Brett Harvey
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* J. Brett Harvey	Chief Executive Officer and Director (Principal Executive Officer)

/s/ David M. Khani David M. Khani	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ William J. Lyons William J. Lyons	Director

* P. Jerome Richey	Director

* Nicholas J. DeIuliis	Director

* J. Michael Onifer	Director

* Randall M. Albert	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CNX Land Resources Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

/s/ James C. Grech James C. Grech	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CNX Marine Terminals Inc.

By:	*
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* James J. McCaffrey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Coalfield Pipeline Company

By:	/s/ J. Michael Onifer
J. Michael Onifer
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ J. Michael Onifer J. Michael Onifer	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Conrhein Coal Company

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director of MTB Inc., Partner of Conrhein Coal Company

By:	*
Bart J. Hyita
President and Director of Consolidation Coal Company, Partner of Conrhein Coal Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director of MTB, Inc., Partner of Conrhein Coal Company (Principal Executive Officer)

* Bart J. Hyita	Director of MTB, Inc., Partner of Conrhein Coal Company

* Stephen W. Johnson	Director of MTB, Inc., Partner of Conrhein Coal Company

* Bart J. Hyita	President and Director of Consolidation Coal Company, Partner of Conrhein Coal Company (Principal Executive Officer)

* J. Brett Harvey	Director of Consolidation Coal Company, Partner of Conrhein Coal Company

* Nicholas J. DeIuliis	Director of Consolidation Coal Company, Partner of Conrhein Coal Company

/s/ William J. Lyons William J. Lyons	Director of Consolidation Coal Company, Partner of Conrhein Coal Company (Principal Financial and Accounting Officer)

* P. Jerome Richey	Director of Consolidation Coal Company, Partner of Conrhein Coal Company

* Robert F. Pusateri	Director of Consolidation Coal Company, Partner of Conrhein Coal Company

/s/ Stephen W. Johnson Stephen W. Johnson	Director of Consolidation Coal Company, Partner of Conrhein Coal Company

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL Energy Holdings LLC VI

By:	*
J. Brett Harvey
Chairman, Chief Executive Officer and Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* J. Brett Harvey	Chairman, Chief Executive Officer and Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Executive Vice President and Chief Financial Officer of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI (Principal Financial and Accounting Officer)

* Philip W. Baxter	Lead Independent Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* James E. Altmeyer, Sr.	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* William E. Davis	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* Raj K. Gupta	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* Patricia A. Hammick	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* David C. Hardesty, Jr.	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* John T. Mills	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* William P. Powell	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* Joseph T. Williams	Director of CONSOL Energy Inc., the sole member of CONSOL Energy Holdings LLC VI

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL Energy Sales Company

By:	*
Robert F. Pusateri
President, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Robert F. Pusateri	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ David M. Khani David M. Khani	Vice President and Chief Financial Officer (Principal Financial Officer)

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

/s/ William J. Lyons William J. Lyons	Director

* Bart J. Hyita	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL Financial Inc.

By:	*
Donald J. Bromley
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Donald J. Bromley	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* James A. Brock	Director

* Christopher C. Jones	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL of Canada Inc.

By:	*
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

/s/ Nicholas J. DeIuliis Nicholas J. DeIuliis	Director

* J. Brett Harvey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL of Central Pennsylvania LLC

By:	*
Bart J. Hyita President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Manager (Principal Financial and Accounting Officer)

/s/ James A. Brock James A. Brock	Manager

/s/ David M. Khani David M. Khani	Manager

* Stephen W. Johnson	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL of Kentucky Inc.

By:	*
Bart J. Hyita President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CONSOL of Ohio LLC

By:	*
Bart J. Hyita President, Chief Executive Officer and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President, Chief Executive Officer and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Manager (Principal Financial and Accounting Officer)

/s/ James A. Brock James A. Brock	Manager

* Stephen W. Johnson	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

CNX Water Assets LLC

By:	*
Bart J. Hyita
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Manager

/s/ James A. Brock James A. Brock	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Consol Pennsylvania Coal Company LLC

By:	*
Bart J. Hyita
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Manager (Principal Financial and Accounting Officer)

* J. Brett Harvey	Manager

* Nicholas J. DeIuliis	Manager

* P. Jerome Richey	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Consolidation Coal Company

By:	/s/ J. Brett Harvey
J. Brett Harvey
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ J. Brett Harvey J. Brett Harvey	Chief Executive Officer and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* Bart J. Hyita	Director

* Nicholas J. DeIuliis	Director

* P. Jerome Richey	Director

/s/ Stephen W. Johnson Stephen W. Johnson	Director

* Robert F. Pusateri	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Eighty-Four Mining Company

By:	/s/ Bart J. Hyita
Bart J. Hyita
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Bart J. Hyita Bart J. Hyita	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Nicholas J. DeIuliis	Director

* J. Brett Harvey	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Fola Coal Company, L.L.C.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Bart J. Hyita	Manager

/s/ James A. Brock James A. Brock	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Glamorgan Coal Company, L.L.C.

By:	*
Bart J. Hyita
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Manager

/s/ James A. Brock James A. Brock	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Helvetia Coal Company

By:	*
Bart J. Hyita
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* Nicholas J. DeIuliis	Director

* J. Brett Harvey	Director

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Island Creek Coal Company

By:	*
Bart J. Hyita
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Keystone Coal Mining Corporation

By:	*
Bart J. Hyita
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Knox Energy, LLC

By:	*
Nicholas J. DeIuliis
President, Chief Executive Officer and Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Nicholas J. DeIuliis	President, Chief Executive Officer and Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC (Principal Executive Officer)

/s/ David M. Khani David M. Khani	Senior Vice President and Chief Financial Officer of CNX Gas Company LLC, the sole member of Knox Energy, LLC (Principal Financial and Accounting Officer)

/s/ William J. Lyons William J. Lyons	Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC

* J. Brett Harvey	Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC

/s/ P. Jerome Richey P. Jerome Richey	Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC

* Randall M. Albert	Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC

* Stephen W. Johnson	Manager of CNX Gas Company LLC, the sole member of Knox Energy, LLC

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Laurel Run Mining Company

By:	*
Bart J. Hyita
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Leatherwood, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* Randall M. Albert	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Little Eagle Coal Company, L.L.C.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Bart J. Hyita	Manager

/s/ James A. Brock James A. Brock	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

McElroy Coal Company

By:	*
Bart J. Hyita
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* P. Jerome Richey	Director

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

MOB Corporation

By:	/s/ Randall M. Albert
Randall M. Albert
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Randall M. Albert Randall M. Albert	President (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Stephen W. Johnson	Director

* M. Charles Hardoby	Director

/s/ James C. Grech James C. Grech	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Mon River Towing, Inc.

By:	*
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* James J. McCaffrey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

MTB Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Bart J. Hyita	Director

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Nicholas-Clay Land & Mineral, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Bart J. Hyita	Director

/s/ James A. Brock James A. Brock	Director

* James J. McCaffrey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Peters Creek Mineral Services, Inc.

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* Bart J. Hyita	Director

/s/ James C. Grech James C. Grech	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Reserve Coal Properties Company

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* J. Brett Harvey	Director

/s/ James C. Grech James C. Grech	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Rochester & Pittsburgh Coal Company

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Southern Ohio Coal Company

By:	/s/ Bart J. Hyita
Bart J. Hyita
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Bart J. Hyita Bart J. Hyita	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Director

/s/ James A. Brock James A. Brock	Director

* Stephen W. Johnson	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

TEAGLE Company, L.L.C.

By:	*
Bart J. Hyita
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Manager

/s/ James A. Brock James A. Brock	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

TECPART Corporation

By:	*
Bart J. Hyita
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Director

/s/ James A. Brock James A. Brock	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Terra Firma Company

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Terry Eagle Coal Company, L.L.C.

By:	*
Bart J. Hyita
President and Manager

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Manager

/s/ James A. Brock James A. Brock	Manager

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Terry Eagle Limited Partnership

By:	*
Bart J. Hyita
President and Manager of TEAGLE Company, L.L.C., General Partner of Terry Eagle Limited Partnership

By:	*
Bart J. Hyita
President and Director of TECPART Corporation, General Partner of Terry Eagle Limited Partnership

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Manager of TEAGLE Company, L.L.C., General Partner of Terry Eagle Limited Partner; (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

/s/ Robert F. Pusateri Robert F. Pusateri	Manager of TEAGLE Company, L.L.C., General Partner of Terry Eagle Limited Partner

/s/ James A. Brock James A. Brock	Manager of TEAGLE Company, L.L.C., General Partner of Terry Eagle Limited Partner

/s/ Robert F. Pusateri Robert F. Pusateri	Director of TECPART Corporation, General Partner of Terry Eagle Limited Partner

/s/ James A. Brock James A. Brock	Director of TECPART Corporation, General Partner of Terry Eagle Limited Partner

* Bart J. Hyita	President and Director of TECPART Corporation, General Partner of Terry Eagle Limited Partner

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Twin Rivers Towing Company

By:	*
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Principal Financial and Accounting Officer

* James J. McCaffrey	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Vaughan Railroad Company

By:	/s/ Bart J. Hyita
Bart J. Hyita
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Bart J. Hyita Bart J. Hyita	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* Robert F. Pusateri	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Windsor Coal Company

By:	*
Bart J. Hyita
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

* Bart J. Hyita	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* Nicholas J. DeIuliis	Director

* P. Jerome Richey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Pittsburgh, Pennsylvania on September 21, 2012.

Wolfpen Knob Development Company

By:	/s/ Robert F. Pusateri
Robert F. Pusateri
President and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Robert F. Pusateri Robert F. Pusateri	President and Director (Principal Executive Officer)

/s/ William J. Lyons William J. Lyons	Director (Principal Financial and Accounting Officer)

* J. Brett Harvey	Director

* By	/s/ William J. Lyons
William J. Lyons
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Broomfield, Colorado on September 21, 2012.

YOUNGS CREEK HOLDINGS II LLC (f/k/a CONSOL OF WYOMING LLC)

By:	/s/ Michael Barrett
Michael Barrett Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Form S-3 Registration Statement has been signed below as of September 21, 2012 by the following persons in the capacities indicated:

Signature	Title

/s/ Colin Marshall Colin Marshall	President and Chief Executive Officer (Principal Executive Officer)

/s/ Michael Barrett Michael Barrett	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Colin Marshall Colin Marshall	Director

/s/ Michael Barrett Michael Barrett	Director

/s/ Gary Rivenes Gary Rivenes	Director